UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 9, 2021

INDEPENDENCE HOLDING COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-32244	58-1407235
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

96 Cummings Point Road, Stamford, Connecticut		06902
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:  (203) 358-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	IHC	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) if the Exchange Act.  ☐

Item 2.02 Results of Operations and Financial Condition.

The information set forth under this Item 2.02 (Results of Operations and Financial Condition) is intended to be furnished. Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities and Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

On November 9, 2021, Independence Holding Company issued a news release announcing its 2021 third-quarter and nine-month results, a copy of which is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(c)  Exhibits:

Exhibit 99.1	News Release of Independence Holding Company dated November 9, 2021: Independence Holding Company Announces Third-Quarter and Nine-Month Results.
Exhibit 104	Cover Page Interactive Data File ( embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INDEPENDENCE HOLDING COMPANY
(Registrant)

By: Colleen P. Maggi /s/ Colleen P. Maggi Colleen P. Maggi Corporate Vice President and Chief Financial Officer	Date:	November 9, 2021

EXHIBIT 99.1

INDEPENDENCE HOLDING COMPANY	CONTACT: Loan Nisser
96 CUMMINGS POINT ROAD	(646) 509-2107
STAMFORD, CONNECTICUT 06902	www.IHCGroup.com
NYSE: IHC

NEWS RELEASE

INDEPENDENCE HOLDING COMPANY ANNOUNCES

2021 THIRD-QUARTER AND NINE-MONTH RESULTS

Stamford, Connecticut, November 9, 2021. Independence Holding Company (NYSE: IHC) today reported 2021 third-quarter and nine-month results.

Financial Results

IHC reported a loss from continuing operations attributable to IHC, net of tax, of $11,512,000 or $.79 per share for the three months ended September 30, 2021 compared to a loss of $7,340,000 or $.50 per share for the three months ended September 30, 2020.  Loss from continuing operations attributable to IHC, net of tax, of $23,514,000 or $1.61 per share for the nine months ended September 30, 2021 compared to a loss of $16,391,000 or $1.11 per share for the nine months ended September 30, 2020.

Net income attributable to IHC of $17,359,000 or $1.18 per share for the three months ended September 30, 2021 compared to $8,688,000 or $.59 per share, diluted, for the three months ended September 30, 2020.  Net income attributable to IHC of $99,451,000 or $6.79 per share, diluted, for the nine months ended September 30, 2021 compared to $13,387,000 or $.91 per share, diluted, for the nine months ended September 30, 2020.

The Company entered into three transactions this year for the sale of (i) all of the shares of common stock of Madison National Life Insurance Company, Inc. (“Madison National Life”) to Horace Mann Educators Corporation, (ii) all of the shares of common stock of Standard Security Life Insurance Company of New York (“Standard Security Life”) to Reliance Standard Life Insurance Company and (iii) 70% of the Company’s pet business, including all of the shares of common stock of Independence American Insurance Company and the Company’s entire interest in 85% of the common stock of PetPartners, Inc. (“PetPartners”), to Iguana Capital, Inc. (“Iguana Capital”).

The Company completed the sale of PetPartners on June 30, 2021, and results for the nine months of 2021 include a gain on the sale of PetPartners of $62,229,000 net of tax.  Also included in income from discontinued operations is the operating income from Madison National Life, Standard Security Life and Independence American Insurance Company. The gain on the sales of Madison National Life, Standard Security Life, and Independence American Insurance Company will be recorded when those transactions are consummated. They are currently pending regulatory approval.

The Company has also announced that it has entered into an Agreement and Plan of Merger with Geneve Holdings, Inc. its majority stockholder. Further information regarding the terms and conditions will be contained in a Current Report on Form 8-K filed with the SEC.

Chief Executive Officer’s Comments

Roy T. K. Thung, Chief Executive Officer, commented, “The Company is focusing on the consummation of the three sale transactions for the remainder of the year. Pro forma, including the third quarter results, and after all the transactions are closed, IHC projects that it will hold approximately $575 million in cash and investments, net of liabilities; our interest in Iguana Capital; and our health insurance agency and other assets, resulting in an estimated fully diluted book value of approximately $48.50 per share, which is calculated as if the transactions occurred and were recorded on September 30, 2021. Actual book value per share at September 30, 2021 was $38.47 as compared to $32.08 per share at December 31, 2020. These projections are based on information currently known to management and include the use of estimates and assumptions with regards to anticipated transaction costs, estimated tax rates and other potential changes.”

Mr. Thung added, “Our agency operations have been unprofitable, and we will continue to report losses from our agencies for the near term. We continue to expand our agency digital assets by enhancing our core platform, INSXcloud.com, a CMS approved Web Broker. We have expanded product offerings on the platform and have developed marketing initiatives to drive both direct and partner initiated traffic to the platform.  We will continue to invest in and enhance these capabilities at our agency operations as we enter 2022 and work towards building a profitable agency operation.”

About Independence Holding Company

Independence Holding Company (NYSE: IHC), through our current subsidiaries, underwrites and distributes health, group disability and life, New York State DBL and paid family leave, and pet insurance. IHC underwrites policies in all 50 states, Washington D.C., Puerto Rico and the U.S. Virgin Islands through our three carriers: Independence American Insurance Company, Standard Security Life Insurance Company of New York (“Standard Security Life”) and Madison National Life Insurance Company, Inc. (“Madison National Life”). We also distribute products nationally through multiple channels, including our agencies, call centers, advisors, direct and affinity relationships, Web Broker, and web properties, including www.healthedeals.com; www.healthinsurance.org;  www.medicareresources.org; www.petplace.com; and www.insxcloud.com. As previously announced, IHC has entered into stock purchase agreements to sell all of the issued and outstanding capital stock of Standard Security Life, Madison National Life and Independence American Holdings Corp., which includes Independence American Insurance Company and the remaining assets of IHC’s pet business, each subject to regulatory approval. To learn more, visit https://ihcgroup.com/.

Forward-looking Statements

Certain statements and information contained in this release may be considered “forward-looking statements,” such as statements relating to management's views with respect to future events and financial performance. Such forward-looking statements are subject to risks, uncertainties and other factors that could cause actual results to differ materially from historical experience or from future results expressed or implied by such forward-looking statements.  Potential risks and uncertainties include, but are not limited to, economic conditions in the markets in which IHC operates, new federal or state governmental regulation, IHC’s ability to effectively operate, integrate and leverage any past or future strategic acquisition, and other factors which can be found in IHC’s other news releases and filings with the Securities and Exchange Commission. IHC expressly disclaims any duty to update its forward-looking statements unless required by applicable law.

INDEPENDENCE HOLDING COMPANY

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

September 30, 2021

(In Thousands, Except Shares and Per Share Data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2021	2020	2021	2020
REVENUES:
Net investment income	$119	$170	$430	$916
Fee income	5,569	6,113	20,291	18,465
Other income	873	615	1,660	1,739
Net investment gains (losses)	(48)	(53)	105	122

	6,513	6,845	22,486	21,242

EXPENSES:
Selling, general and administrative expenses	21,592	16,431	53,028	43,221

Loss from continuing operations before income taxes	(15,079)	(9,586)	(30,542)	(21,979)
Income tax benefits	(3,567)	(2,241)	(7,026)	(5,617)

Loss from continuing operations, net of tax	(11,512)	(7,345)	(23,516)	(16,362)

Discontinued operations:
Total pretax income from discontinued operations	36,383	20,295	150,376	38,790
Income tax expense on discontinued operations	7,512	4,218	27,567	8,836
Income from discontinued operations, net of tax	28,871	16,077	122,809	29,954

Net income	17,359	8,732	99,293	13,592
(Income) loss from nonredeemable noncontrolling interests	-	5	2	(29)
(Income) loss from redeemable noncontrolling interests	-	(49)	156	(176)

NET INCOME ATTRIBUTABLE TO IHC	$17,359	$8,688	$99,451	$13,387

Basic income per common share
Loss from continuing operations	$(.79)	$(.50)	$(1.61)	$(1.11)
Income from discontinued operations	1.97	1.09	8.40	2.02
Basic income per common share	$1.18	$.59	$6.79	$.91

WEIGHTED AVERAGE SHARES OUTSTANDING	14,654	14,670	14,645	14,763

Diluted income per common share
Loss from continuing operations	$(.79)	$(.50)	$(1.61)	$(1.11)
Income from discontinued operations	1.97	1.09	8.40	2.02
Diluted income per common share	$1.18	$.59	$6.79	$.91

WEIGHTED AVERAGE DILUTED SHARES OUTSTANDING	14,654	14,670	14,645	14,763

As of November 9, 2021, there were 14,674,936 common shares outstanding, net of treasury shares.

INDEPENDENCE HOLDING COMPANY

CONDENSED CONSOLIDATED BALANCE SHEETS

(In Thousands)

	September 30, 2021	December 31, 2020

ASSETS:
Investments:
Securities purchased under agreements to resell	$25,458	$23,962
Fixed maturities, available-for-sale	29,070	44,003
Other investments	2,050	1,928
Total investments	56,578	69,893

Cash and cash equivalents	7,946	17,215
Investment in Iguana Capital, Inc.	33,475	-
Funds held in escrow	78,263	-
Other assets	33,975	49,475
Assets attributable to discontinued operations	995,383	946,573

TOTAL ASSETS	$1,205,620	$1,083,156

LIABILITIES AND EQUITY:
LIABILITIES:
Accounts payable, accruals and other liabilities	$39,817	$28,387
Liabilities attributable to discontinued operations	601,253	582,651

TOTAL LIABILITIES	641,070	611,038

Commitments and contingencies
Redeemable noncontrolling interest	-	2,312

STOCKHOLDERS’ EQUITY:
Preferred stock (none issued)	-	-
Common stock	18,625	18,625
Paid-in capital	125,357	124,757
Accumulated other comprehensive income	2,320	4,197
Treasury stock, at cost	(77,247)	(77,088)
Retained earnings	495,498	399,273

TOTAL IHC STOCKHOLDERS’ EQUITY	564,553	469,764
NONREDEEMABLE NONCONTROLLING INTERESTS	(3)	42

TOTAL EQUITY	564,550	469,806

TOTAL LIABILITIES AND EQUITY	$1,205,620	$1,083,156